Trade receivables and accrued revenue	12 Months Ended
Dec. 31, 2017
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Trade receivables and accrued revenue
19.	Trade receivables and accrued revenue

	31 December 2017	31 December 2016
Receivables from subscribers	1,369,948	1,223,183
Undue assigned contracted receivables	347,596	1,215,314
Accrued revenue	632,631	558,169
Accounts and notes receivable	498,397	293,238

	2,848,572	3,289,904

Trade receivables are shown net of provision for impairment amounting to TL 705,213 at 31 December 2017 (31 December 2016: TL 964,080). Movements in provision for impairment of trade receivables and due from related parties are disclosed in Note 33. The accounts and notes receivable represent receivables from distributors and roaming receivables. The Group’s exposure to currency risk and credit risk arising from trade receivables are disclosed in Note 33.

Letters of guarantee received with respect to the accounts and notes receivable amounted to TL 339,543 and TL 156,647 at 31 December 2017 and 2016, respectively.

The undue assigned contracted receivables are the remaining portion of the assigned receivables from the distributors related to the handset campaigns which will be collected from subscribers in instalments by the Company. When monthly instalment is billed to the subscriber, that portion is transferred to “Receivables from subscribers”. The Company measures the undue assigned contracted receivables at amortized cost, bears the credit risk and recognizes interest income throughout the contract period.

The accrued revenue represents accrued revenue from subscribers. Due to the high volume of subscribers, there are different billing cycles. Accordingly, an accrual is made at the end of each reporting period to accrue revenue for services rendered but not billed. Contracted receivables related to handset campaigns, which will be billed after one year is presented under non-current trade receivables amounting to TL 131,392 (31 December 2016: TL 217,492).